UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2021

GBS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39825	82-1512711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Ave, Suite 300

New York, NY 10170

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: Telephone: (646) 828-8258

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GBS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 13, 2021, GBS, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that Life Science Biosensor Diagnostics Pty Ltd (LSBD), the licensor of the Rapid Saliva Glucose Test that forms part of the Biosensor Platform licensed by the Company, filed an application with the U.S. Food and Drug Administration for Breakthrough Device Designation to fast track the Rapid Saliva Glucose Test.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing disclosure is qualified in its entirety by the full text of the Press Release.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2021

GBS INC.

By:	/s/ Spiro Sakiris
Name:	Spiro Sakiris
Title:	Chief Financial Officer